COMMERCE BANCSHARES, INC. INVESTOR UPDATE 4th Quarter 2020 Embracing a Growth Mindset

2 CAUTIONARY STATEMENT 2 A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2019 Annual Report on Form 10-K, 3RD Quarter 2020 Report on Form 10- Q and the Corporation’s Current Reports on Form 8-K.

COMMERCE BANCSHARES

155 YEARS IN BUSINESS



● FULL-SERVICE BANKING FOOTPRINT

157 full-service branches and 354 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

● COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines • Indianapolis
Grand Rapids • Houston

●●● U.S. PRESENCE

Extended Commercial Market Area
Commercial Payments Services
Offered in 48 states across the U.S.

$32.9 BILLION IN TOTAL ASSETS

42ND LARGEST U.S. BANK BASED ON ASSET SIZE[1]

$7.7 BILLION IN MARKET CAPITALIZATION

16TH LARGEST U.S. BANK BASED ON MARKET CAPITALIZATION[1]

$61.2 BILLION IN TRUST ASSETS

17TH LARGEST AMONG U.S. BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

a1 BASELINE CREDIT ASSESSMENT[3]

$26.9 BILLION IN TOTAL DEPOSITS

$16.4 BILLION IN TOTAL LOANS[2]

$8.5 BILLION IN COMMERCIAL CARD VOLUME as of 12/31/20

10.6% RETURN ON AVERAGE COMMON EQUITY as of YTD 12/31/2020

12TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

MOODY'S RANKS COMMERCE AMONG THE TOP 6 BANKS IN THE COUNTRY

Source: [1]S&P Global Market Intelligence as of 09/30/2020, Regulated U.S. depositories, which includes commercial banks, bank holding companies, and credit unions; [2]Includes loans held for sale; [3]Moody's Credit Opinion – Commerce Bancshares, Inc., November 19, 2020; Moody's rating affirmed - December 22, 2020 (Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength); company reports and filings information as of 12/31/2020 unless otherwise noted.

3

High-performing teams and engaged workforce Long history of top quartile credit quality metrics Investment in distinctive, high-return businesses Focus on operational efficiencies Disciplined approach to acquisitions Challenge Accepted.® Customer relationship-based: • Sophisticated payment system capabilities • Broad consumer product offerings • Private Banking; Trust; Capital Markets • Shareholder driven and strong financial performance • Competitive on unit costs Super-Regional Bank • Award-winning customer service • Focus on the full client relationship • Core values embraced by team members • Quickly adapt to customer needs and changing preferences Community Bank SUPER-COMMUNITY BANK PLATFORM A consistent strategy with a long-term view 4

5 • We make decisions today that will sustain us well into the future. • We see diversity and inclusion as an imperative and seize opportunities to build teams that reflect all sides of an issue. • We value integrity, we recognize our first duty is to conduct business in ways that merit trust and confidence, and that adhere to the highest standards of governance and ethics. • We value relationships, our customers are our primary focus. A culture formed 155 years ago to be a force for good in our region and our industry At Commerce, our core values shape the way we live and work. V We have a long term View O We collaborate as One team I We act with Integrity C We are Customer focused E We strive for Excellence OUR STRONG CULTURE IS THE KEY DRIVER TO OUR LONG-TERM SUCCESS

More than 500 nonprofit organizations supported by Commerce team members through leadership roles by serving on boards BEYOND FINANCIALS Supporting each other, our customers and our communities 6 OUTSTANDING Community Reinvestment Act rating from the Federal Reserve for more than 20 years 2020 Engagement & Enablement1 85% ENGAGEMENT 83% ENABLEMENT Consistently scoring above the U.S. High Performance and U.S. Financial Services norms for engagement, enablement and effectiveness 1 The Korn Ferry Hay Group – 2020 survey results As a socially responsible corporate citizen, we continuously seek opportunities to make a difference.

Connecting young professionals 550+ members OUR COMMITMENT TO DIVERSITY, EQUITY AND INCLUSION Our longstanding approach of “doing what’s right” continues to guide our focus on our team members, customers and communities A culture that celebrates inclusion and diversity Commerce offers a variety of internal resource groups, mentoring programs and networking opportunities Empowering women 1,281+ members Valuing multi-cultural perspectives 341+ members Engaging LGBTQIA+ community 357+ members 7 Our new Diversity, Equity and Inclusion CBI Blue Chip includes four pillars that focus both internally and externally. We will build on the years of progress we have already made regarding diversity. Improve the diversity of our suppliers and spend to meet external benchmarks Vendors Examine our systems and data to ensure equity for all team members Internal Customers Deeper focus on growing a diverse customer base Community Investing, both financially and with our time in our communities

RECENT RECOGNITION

Commerce was named to *Newsweek's* **America's Best Banks** list for **Best Customer Service**. The award recognizes banks with the **fewest problems** reported to the Consumer Financial Protection Bureau, a **timely response rate** to complaints, a **helpful mobile app** and a **variety of dedicated customer service** lines.

Commerce Bank was named among **America's Best Banks 2020** by *Forbes*. Ranked in the **top quartile nationally** and **2nd Missouri-based bank**. Since the first list debuted, **Commerce has consistently ranked near the top** among the highest-performing institutions.

Commerce Bank was selected as **one of 20 best-in-class banks in Bank Director's** 2019 RankingBanking study. We **placed third overall in the Midwest** and **ranked first in the Midwest** for Best Branch Network Strategy, Best Core Deposit Growth Strategy and Best Retail Strategy.

Global Finance

2021 Best U.S. Regional Private Bank - Midwest

Commerce Trust Company was recognized by *Global Finance* as the **2021 Best U.S. Regional Private Bank in the Midwest**. The recognition comes as the bank stretched its capabilities during the pandemic to work with clients experiencing cash flow difficulties. Some factors considered for this recognition include creativity, uniqueness of offering and dedication to private banking.

Commerce was named **Outstanding Employer 2019** by Korn Ferry[1]. The award publicly recognizes employers that have achieved **best-in-class levels of engagement and enablement**. **Commerce is one of only four companies** in the U.S. to receive this global award.

[1]The Korn Ferry Hay Group – based on 2018 survey results

Commerce Bancshares, Inc.
8

9 FINANCIAL RESULTS 4Q & YTD

Growth in deposits period end 31% ROA 1.20% Dividend growth 9% 2.99% Net interest margin 11% Growth in loans period end .22% Net loan charge- offs to loans Long-term performance remains strong 20-year TOTAL ANNUALIZED SHAREHOLDER RETURN @ 9.6% Vs KBW Bank Index of 3.1% ROE 10.6% FINANCIAL PERFORMANCE IN 2020 10

$3.43 $3.41 $2.91 YE 2020YE 2018 YE 2019 Return on Total Average Assets 1.76% 1.67% 1.20% YE 2018 YE 2019 YE 2020 Earnings per Common Share Return on Average Common Equity Net Income Attributable to CBI ($ in Millions) FINANCIAL PERFORMANCE VS. PRIOR YEAR $354 YE 2018 $421 YE 2019 $434 YE 2020 YE 2019 14.1% YE 2018 YE 2020 16.2% 10.6% $16,375 YE 2018 YE 2019 $14,161 YE 2020 $14,752 $26,947 $20,324 YE 2018 YE 2019 YE 2020 $20,520 Period End Deposits ($ in Billions) Period End Loans ($ in Billions) 11As of December 31

$1.11 EPS 12 • Allowance for credit losses on loans to total loans decreased to 1.35% – Decreased to 1.48% excluding Paycheck Protection Program (“PPP”) loans. • Net charge-offs to total loans of .19% and Non-performing assets to total loans of .16%. • Loans on deferral of .6% of total loans. • Non-interest income to total revenue of 39.2%. • Non-interest income up 4.3% over Q3. • QTD average loans flat to Q3 at $16.4B. • QTD average deposits increased $843MM in Q4 compared to Q3. • Tangible common equity to tangible assets of 9.92%. • Net interest margin decreased 17 bps from Q3 to 2.80% (8 bps excluding adjustments4). • Wealth management client assets increased in Q4 by 11.9% to $61.2B. Highlights Well-positioned in a challenging environment 4Q2020 EARNINGS HIGHLIGHTS $148.6 million PPNR1 $15.5 million decrease Allowance for Credit Losses on Loans2 $129.9 million Income Available to Common 15.49% ROACE $1.2 billion Deposit Growth3 1 See the non-GAAP reconciliation on page 47; 2 Compared to 3Q2020; 3 Compared to 3Q2020, based on period-end balances; 4 Adjustments include a -$3.5 million adjustment to premium amortization on mortgage-backed securities for prepayment speed changes and a -$2.1 million decrease in inflation income on our Treasury inflation-protected securities. 1.63% ROAA

Average Balances Change vs. $ in millions 4Q20 3Q20 4Q19 Highlights Commercial1 $10,643.0 $(30.2) $1,559.4 • Linked quarter (LQ) reflects lower business loans offset by higher construction and business real estate loans • YoY reflects PPP Consumer 5,718.3 25.5 358.2 • LQ reflects higher personal real estate partially offset by lower auto, credit card and home equity loans Total Loans $16,361.3 $(4.7) $1,917.6 Investment Securities $12,302.5 $846.9 $3,480.2 • Reflects net purchase activity Interest Earning Deposits with Banks $1,082.6 $58.2 $692.5 • Reflects liquidity from deposit growth Deposits $25,590.7 $843.3 $5,433.9 • 3.4% quarterly growth, 27% annual growth Equity $3,336.1 $(30.0) $204.6 • LQ reflects Q3 redemption of preferred stock Book Value per Common Share2 $29.03 $0.80 $3.60 • 2.8% quarterly growth, 14.2% annual growth BALANCE SHEET HIGHLIGHTS 13 1 PPP average balances were $1,476.2 million and $1,505.8 million as of December 31, 2020 and September 30, 2020, respectively 2 For the quarter ended December 31, 2020

$13.6 $14.9 $15.3 $6.6 $9.8 $10.3 3Q204Q19 4Q20 $20.2 $24.7 $25.6 +27% $9.1 $10.6 $10.6 $5.4 $5.7 $5.7 4Q204Q19 3Q20 $14.5 $16.3 $16.3 +13% BALANCE SHEET 14 Loans Loan YieldConsumer Loans Commercial Loans Deposits QTD Average Balances $ billions Non-Interest Bearing Interest Bearing Deposit Interest Bearing Deposit Yield QTD Average Balances $ billions 4.47% 3.69% 3.69% 0.52% 0.18% 0.12%

Change vs. $ in millions 4Q20 3Q20 4Q19 Highlights Net Interest Income $209.8 $(6.2) $7.1 • LQ decline due to lower earning asset yields, partially offset by lower deposit costs and larger balance sheet. Non-Interest Income $135.1 $5.5 $(8.3) • LQ increase in bank card fees, trust fees and mortgage loan sales. • Excluding the one-time gain of the corporate trust business sale in Q419, non-interest income grew $3.1MM, or 2.4%. Non-Interest Expense $196.3 $5.5 $1.1 • Increase of 2.9% over LQ, .6% over prior year. • LQ increase due to higher incentive compensation. Pre-Tax, Pre-Provision Net Revenue1 $148.6 $(6.1) $(2.4) Investment Securities Gains, Net $12.3 $(3.8) $12.6 • Q4 includes fair value gains on private equity portfolio and MBS sale gains. Provision for Credit Losses $(4.4) $(7.5) $(19.6) • Decline primarily driven by improvement in economic forecast. Net Income Available to Common Shareholders $129.9 $4.9 $25.3 4Q20 3Q20 4Q19 Net Income per Common Share – Diluted $1.11 $1.06 $.88 Efficiency Ratio 56.68% 55.00% 56.29% • Continued expense discipline. Net Yield on Interest Earning Assets 2.80% 2.97% 3.36% • Lower earning asset yields, partially offset by lower deposit costs. INCOME STATEMENT HIGHLIGHTS 151 See the non-GAAP reconciliation on page 47

16 PRE-TAX, PRE-PROVISION NET REVENUE (PPNR) $143 $151 $203 $195 $346 4Q2019 $130 $155 $216 $191 3Q2020 $346 $135 $149 $210 $196 $345 4Q2020 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 4Q2020 Comparison vs. 4Q2019 -1.6% vs. 3Q2020 -3.9% See the non-GAAP reconciliation on page 47

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 17 Total Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of September 30, 2020 2Period-end balances, as of December 31, 2020 3Includes loans held for sale, for the quarter ended December 31, 2020 15.8% 15.3% 15.1% 15.0% 14.7% 14.6% 14.3% 14.2% 14.2% 14.2% 14.1% 13.8% 13.8% 13.7% 13.5% 12.9% 12.9% 12.8% 12.4% 12.2% UMPQ SFNC UMBF OZK UBSI CFR PB CBSH PNFP BXS BOKF FULT ASB FCNC.A ONB WTFC WBS HWC VLY FNB Peer Median: 14.1% Core Deposits $25.1 Billion2 Large, stable deposit base and low loan to deposit ratio Loan to Deposit Ratio Total Deposits 64% Average Loan to Deposit Ratio190%Peer Average Commerce 93%7% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposit Total Risk-Based Capital Ratio Highest among top 50 U.S. Banks based on Asset Size1 12th

$15.2 $7.6 $8.0$8.3 $10.4 4Q19 4Q203Q20 MAINTAINING STRONG CREDIT QUALITY 18 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $160.7 $236.4 $220.8 $143.0 $301.8 4Q19 3Q20 4Q20 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH $10.2 $40.3 $26.5 $121.1 $150.7 3Q20 4Q204Q19 Non-Performing Loans (NPLs) $ in millions NPLs - CBSH NPLs - Peer Average 15.7x 5.9x 8.3x 1.5x 2.7x 4Q204Q19 3Q20 Allowance for Credit Losses on Loans (ACL) to NPLs ACL / NPLs - CBSH ACL / NPLs - Peer Average Percentages are illustrative and not to scale; Peer Banks include: ASB, BOKF, BXS CFR, FCNC.A, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC 1As a percentage of average loans (excluding loans held for sale) NPLs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .07% NPLs / Total Loans – Peer Average .25% .16% .65% .71% ACL / Total Loans – Peer Average 1.09% 1.44% 1.35% .73% 1.42% .42% .18% .19%.18% .18%

19 238 240 242 244 246 248 250 252 254 256 258 260 -$4,000 -$2,000 $0 $2,000 $4,000 $6,000 $8,000 1Q 19 3Q 17 1Q 18 1Q 17 In te re st in co m e 4 Q 18 2Q 17 C PI-U 4 Q 17 2Q 18 3Q 18 3Q 20 2Q 19 3Q 19 4 Q 19 1Q 20 2Q 20 4 Q 20 • Net interest income (tax equivalent) decreased $6.1 million from the prior quarter, which included a decline of $2.1 million in TIPs inflation income and $3.5 million negative adjustment to premium amortization for prepay speed changes on MBS. • Excluding the adjustments above, the net yield on interest earning assets decreased 8 basis points compared to the previous quarter. NET INTEREST INCOME: YTD – December 31, 2020 2.4% 2.6% 2.8% 3.0% 3.2% 3.4% 3.6% 3.8% 4.0% $160 $170 $180 $190 $200 $210 $220 3Q20 N et in te re st in co m e – $ in m ill io ns Net Yield 4Q19 4Q201Q20 2Q20 Net Yield 2019 Net int inc Adjusted Net Yield* 2020 Net int inc Quarterly Net Interest Income (Tax Equivalent) *Adjusted to exclude TIPs inflation income TIPs Interest - $ in 000s Normal int. Inflation inc. CPI-U 1 Tax equivalent - YTD 2019 2020 Change Rates earned - assets 3.91% 3.15% (0.76)% Rates paid - liabilities 0.67% 0.26% (0.41)% Net yield - earning assets 3.48% 2.99% (0.49)%

$20 $0 $10 $30 2Q204Q19 1Q20 3Q20 4Q20 0.52% 0.45% 0.25% 0.18% 0.12% 0.0% 0.2% 0.4% 0.6% $850 $850 $850 $850 $850 2.3% 3.5% 5.1% 5.3% 5.2% 0% 2% 4% 6% 8% $0 $200 $400 $600 $800 $1,000 4Q19 1Q20 2Q20 3Q20 4Q20 NIM PROTECTION Hedging structures and low deposit costs provide support to net interest margin in low-rate environment • Interest rate floors with a combined notional value of $1.5B to hedge the against declining interest rates were monetized in 2020 with $128MM in gains to be recognized through 2026. • Asset repo securities were structured with floor spreads to protect against falling rates. Asset repo securities start maturing in 2021. • 40% of Q4 average deposits were non-interest bearing. • Cost of interest-bearing deposits continued to decline. Non Interest-Bearing Deposits (left) Interest-bearing Deposits (left) Asset Repo Securities A ve ra g e Ba la nc e $ in m ill io ns Asset Repo Securities (left) Yield (right) Total Deposits A ve ra g e Ba la nc e $ in b ill io ns Cost of Interest-Bearing Deposits (right) 20

62%12% 7% 4% 10% 5% Commerce Bank1 Net Interest Income Wealth Management Deposit Service Charges Fees and Commissions Card Income Other A FULL-SERVICE, DIVERSIFIED OPERATING MODEL Card, Wealth & Deposit fees provide stable, growing revenue source Continued focus on growing fee income through new and existing product and service offerings Examples: 74% 3% 4% 10% 2%6% Peer Banks1 1Sources: S&P Global Market Intelligence as of September 30, 2020 Peer Banks include: ASB, BOKF, BXS CFR, FCNC.A, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC 21 Non-Interest Income $ in millions • Prepaid Expense • Remitconnect™ • Claims Payments • Horizons • Accounts Payable Automation • Interest Rate Swaps • CommerceHealthcare™ • Asset Management $501 $525 $506 20192016 2017 2018 2020 $447 $461

37% 6% 17% 20% 16% 4% Commerce Bank1 Business Loans Construction Business RE Residential RE Consumer/HELOCs Credit Card 32% 8% 33% 19% 8% Peer Banks1 Business RE & construction  $99 million Personal RE  $63 million Consumer credit card  $8 million Auto/ motorcycle/ other  $11 million Business/ lease/ tax-free  $129 million WELL-DIVERSIFIED LOAN PORTFOLIO 2020 Loan Growth by Category (Average loans Dec. 2020 vs. Sept. 2020) 1Source: S&P Global Market Intelligence as of September 30, 2020 2Includes loans held for sale, as of December 31, 2020 22 $13,946 $14,243 $15,916 20172016 20202018 $12,953 2019 $13,629 YTD Average Loans2 $s in millions Peer Banks include: ASB, BOKF, BXS CFR, FCNC.A, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC

PAYCHECK PROTECTION PROGRAM IMPACT AND UPDATE 23 Yield and Interest Income Q4 2020, $ in millions * Tax equivalent basis Loan Balance Customers Median Loan Size Total SBA Fees SBA Fees Recognized in 2020 $1.5B over7,500 $33M $41.0MM (2.7%) $21.4MM Round 1 – Key Metrics 3.01% 3.17% 2.97% Yield Business Loans* Business Loans (ex PPP)PPP Yield and Fee Recognition $49.8 $11.7 $38.1 Interest Income

24 Nearly 50% of total loans are variable; 49% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 53%47% Business Total Loans: $6.5B Fixed Variable C o m m er ci a l 73% 27% Personal RE Total Loans: $2.8B C o n su m er 97% 3% Construction Total Loans: $1.0B 99% 1% HELOC Total Loans: $0.3B 45% 55% Business RE Total Loans: $3.0B 95% 5% Consumer Card Total Loans: $0.7B 66% 34% Consumer Total Loans: $2.0B 24

25 7% 16% 57% 15% 5% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield; 3QTD averages; 4Information as of YTD December 31 Duration December 2017 3.0 years December 2018 3.2 years December 2019 3.0 years December 2020 3.3 years QTD - December 31, 2020 Avg Rate Duration (yrs) Treasury & agency1 1.7% 3.0 Municipal 2.4%2 5.3 MBS 1.4% 3.0 Other asset-backed 1.6% 1.7 Corporate 2.2% 5.1 AFS Portfolio as of December 31, 2020 Total average investments3 $12.3 billion Unrealized gain3 $329.5 million 12 month maturities / pay-downs $2.0 billion 25 1.5% 2.0% 2.5% 3.0% 20192016 2.5% 2017 2018 2020 2.4% 2.8% 2.8% 2.2% YTD Tax Equivalent Rate – Investments4

IMPACT OF CECL: ALLOCATION OF ALLOWANCE

CECL allowances reflect the economic and market outlook due to COVID-19 pandemic

$ in millions	December 31, 2019 Incurred Model		September 30, 2020 CECL Model		December 31, 2020 CECL Model	
	Allowance for Loan Losses	% of Outstanding Loans	Allowance for Credit Losses (ACL)	% of Outstanding Loans	Allowance for Credit Losses (ACL)	% of Outstanding Loans
Business	$ 44.3	.80%	$ 78.7	1.18%	$ 63.7	.97%
Bus R/E	25.9	.91%	31.3	1.05%	30.1	.99%
Construction	21.6	2.40%	18.4	1.83%	27.7	2.72%
Commercial total	**$ 91.8**	**.99%**	**$ 128.4**	**1.20%**	**$ 121.5**	**1.15%**
Consumer	15.9	.81%	18.2	.90%	15.2	.78%
Consumer CC	48.0	6.27%	79.2	12.23%	74.0	11.30%
Personal R/E	3.1	.13%	8.7	.32%	8.3	.29%
Revolving H/E	.6	.18%	1.8	.55%	1.5	.48%
Overdrafts	1.2	19.51%	.1	2.56%	.3	8.29%
Consumer total	**$ 68.9**	**1.27%**	**$ 108.0**	**1.88%**	**$ 99.3**	**1.73%**
Allowance for credit losses on loans	**$ 160.7**	**1.09%**	**$ 236.4**	**1.44%**	**$ 220.8**	**1.35%**
Liability for unfunded lending commitments	**1.1**		**35.2**		**38.3**	
Total allowance for credit losses	**$ 161.8**		**$ 271.6**		**$ 259.1**	

Methodology and Variables

- CECL model utilizes 3rd party baseline forecast
- Key variables include: GDP, disposable income, unemployment rate, various interest rates, CPI inflation rate, HPI, CREPI and market volatility

* Note: The Liability for unfunded lending commitments is included in Other liabilities on the consolidated balance sheets.

Commerce Bancshares, Inc.

26

2020 YTD YTD Actual Loss $ in 000s 2019 2020 $ Chge Rate Business $ 4,102 $ 3,665 $ (437) 0.06% Overdraft 1,523 1,277 (246) 38.11% Construction (117) (3) 114 0.00% Business R/E (60) (47) 13 0.00% Personal R/E 56 (291) (347) (0.01)% Consumer 8,554 4,444 (4,110) 0.23% HELOC 209 (166) (375) (0.05)% Credit card 35,421 25,979 (9,442) 3.88% Total $ 49,688 $ 34,858 $ (14,830) 0.22% NET LOAN CHARGE-OFFS: YTD – December 31, 2020 • Rise in 90+ delinquent loans exiting Skip Pay program • Skip Pay was enacted for May and June 2020 payments to 100% of the portfolio • Effectively “Paused” delinquency and charge-offs $0 $5 $10 $15 Dec18 Dec20Jun19 Jun20Dec19 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $50 $100 $150 $200 $250 $300 $ in m ill io ns N PA s to Loa ns 20172016 2018 2019 2020 90-Day Delinquencies: Credit Card & Consumer Loans Credit card Consumer $ in m ill io ns $ Non-Perform Assets $ Allow for Credit Losses - Loans % NPAs to Total Loans Non-Performing Assets & ACL - Loans 27

28 COMMERCE AND COVID-19

PROVIDING RELIEF TO OUR CUSTOMERS Active deferral exposure reduced as pandemic continues 29 Payment Relief Requests 1Deferrals are defined as modifications, payment deferrals, forbearance agreements, or change in terms, % of Portfolio calculated on Total Loans (excluding PPP loans); 2 No direct consumer credit exposure Active deferrals1 as of September 30, 2020 Active deferrals1 as of December 31, 2020 Loan Type Number of Requests % of Portfolio (by $ amount) Total Amount of Requests Number of Requests % of Portfolio (by $ amount) Total Amount of Requests Commercial 11 .5% $48MM 8 .6% $57MM Mortgage 111 1.0% $25MM 86 .7% $18MM Consumer Card 73 .1% $0.5MM 93 .1% $0.6MM Installment 553 .8% $11MM 500 .6% $8MM Med/HSF2 76 .1% $0.2MM 109 .1% $0.3MM TOTAL 824 .6% $85MM 796 .6% $84MM

LOAN PORTFOLIO: LIMITED EXPOSURE TO PANDEMIC-SENSITIVE INDUSTRIES 30 While we expect nearly every industry to be impacted to some degree by Coronavirus-related disruptions, we have identified eight industries that will be most impacted. Highest Impacted Industries $ in millions 9/30 $ in millions 12/31 % of Loan Portfolio 12/31 Hospitals $758 $729 4.9% Multifamily / Student Housing 608 550 3.7% CRE Retail 389 387 2.6% Senior Living 310 311 2.1% Hotels 291 303 2.0% Energy 150 173 1.1% Retail Stores 141 111 .7% Restaurants 67 67 .4% Total $2,714 $2,631 17.5% 18% 82% Highest Impacted Industries All Other Loans Industry breakdowns represent outstanding balances, excluding PPP loans, as of December 31, 2020, segmented by NAICS codes Loan Portfolio Outstandings

31 0% 50% 100% 150% 200% $0 $50 $100 $150 $200 $250 $300 20182011 2012 2013 20162014 2015 2017 2019 2020 • Special cash dividend paid in 2012 totaled $131 million. • 2014 included $200 million accelerated share repurchase in conjunction with preferred stock issuance. • 2015 included a $100 million accelerated share repurchase. • 2019 included a $150 million accelerated share repurchase. • In 2020, all $150 million of preferred equity was redeemed. • Common cash dividends increased 10% in 2018, 16% in 2019, 9% in 2020 and 2% in 2021 (based on 1Q2021 declared dividend). STRONG CAPITAL POSITION – FLEXIBILITY IN CAPITAL PLANNING 53 consecutive years of regular common cash dividend increases1 Capital Ratios – 12/31/2020 Tier 1 common risk-based capital 13.7% Tier 1 risk-based capital 13.7% Total risk-based capital 14.8% Common share repurchase (left) Cash dividends paid on common stock (left) % Payout (right) Capital Returned to Common Shareholders as a percentage of Net Income2 31 Pa yo ut R a tio ( % ) $ in m ill io ns 1Based on 1st quarter 2021 declared dividend; 2Net Income is defined as Net Income Available to Common Shareholders

32 STRATEGIC POSITION

STRONG PERFORMANCE with ongoing refinement of the “Core Bank” • Super-Community Bank platform • Relationship-based banking • High-touch customer service • Full suite of product and service offerings • Disciplined attention to risk return • Divest in businesses & activities that no longer provide acceptable returns • A highly engaged team • Focus on profitability and shareholder return STRATEGIC POSTURE: MAINTAINING THE BALANCE Disciplined focus on PRIORITY BLUE CHIP investments • Diversity, Equity and Inclusion • Enterprise Digital Strategy • Maximize Value of Key Retail Clients • Grow the Private Bank Through a New Transformative Model • Develop Claims Payment • Accelerate Growth in Healthcare • Accelerate Expansion Market Growth • Implement Transform 360 • Enhance the People Experience …emphasis on culture, collaboration and core values 33 Commerce EDGE

CBI BLUE CHIP: ENTERPRISE DIGITAL STRATEGY 34 The Enterprise Digital Strategy leverages the success of the consumer digital strategy, expands it across the bank, and has been elevated to an executive role. Transform the digital experience by staying current on digital trends & creating seamless digital ecosystems that place Commerce Bank at the nexus of meeting customers’ financial needs. VISION Enterprise Digital Strategy Center of Excellence: Spans Consumer, Wealth, and Commercial. Grounded in customer research and competitive intelligence. Will facilitate the delivery of more frequent and substantive industry leading digital capabilities to attract, retain, and grow market share. • Our current and potential customers’ behaviors have changed, and they expect more digital interactions • Improved ability to leverage digital product development expertise across the enterprise • Better positions us to remain competitive with traditional and non-traditional competitors WHY

Enhancing the Customer Experience Engaging with customers through the channels they prefer. • Technology investments • New engagement programs • Enhanced product offerings • Improved operating model 35 Commerce Bank Mortgage An end-to-end, fully coordinated solution that allows the consumer to transact via web, phone, face‐to‐face (now virtually) or any combination – throughout the loan lifecycle, including servicing. • Continue to enhance the digital mortgage platform; e-Closing implementation • Continue to evolve and transform the sales process to align with changing customer behavior GROWTH MINDSET: CONSUMER BANKING Mortgage made simple. Stress less. We’ve got this. CommercePremier

Commerce Bank CONNECT™ Mobile App Personalized experience allowing customers to engage with a banker they choose, right from their smartphone • First in the region to introducing this innovation, enabling high-touch service through a digital channel • Secure platform for customers to message directly with their banker 36 21 releases 2020 22 releases 2019 Consumer Digital Business Evolving our digital experiences to meet our customers’ expectations. • Offered digital account opening post-login • Intelligent Marketing Pilot launched for loan products • Implemented online banking chat for Mortgage customers • Enhanced the password reset self-service functionality • Improved the account transaction history search and calendar usability GROWTH MINDSET: CONSUMER BANKING

GROWTH MINDSET: INTERNAL INNOVATION AT COMMERCE

TOOLS

<HACKATHON/>

Internal software development events to rapidly build, test, and promote new products or services for both internal and external customers.

innovation

Commerce's commitment to promoting an innovative mindset, from everyday incremental improvement to transformative changes in the way we do business.

AGILE

As innovation and technology rapidly drive change, our customers' needs and expectations continue to evolve. AGILE enables our organization to meet this disruption head on.

KEY PROJECTS

Customer Relationship Management

Insight 360 — Commercial

salesforce

Quest powered by Salesforce — Wealth

Project completed in Q4 2020 to align all Commercial business lines on Insight360.

Ongoing enhancements being made on both platforms to improve sales, service and marketing interactions with customers and prospects.

nCino Platform & Insight360 leveraged for CARES Act Programs.

CARA

Customer Advising & Referral Assistant (CARA) is a guided conversation tool that helps us better understand our customers' needs, make consistent recommendations, and free up time to concentrate on building relationships with our clients.

Transform 360

A bank-wide project to replace the existing mainframe core system with a new and modern solution.

Commerce Bancshares, Inc.

37

38 CONSUMER BANKING SNAPSHOT Period end balances, information as of December 31, 2020; App store rating as of 12/31/2020 1Excludes Wealth segment 2Excludes loans from our Wealth segment and $1.9 billion of personal real estate loans B I L L ION $2.0 Consumer Loans2 B I L L ION $12.2 Consumer Deposits1 Consumer Households1 1.1 Digital HH Penetration 65.9% 157 354 ATMsFull-service branches 38 MIL L ION Focus on Digital Commerce Bank App Rating 4.7 4.6 Digital Loan Sales (000s) $47,165 Mobile Deposit Use 24%

39 For high net worth individuals who are looking to simplify their complex financial life, Commerce Trust Company provides a full-service approach to wealth management. 1S&P Global Market Intelligence ranking as of 09/30/2020, based on assets under management 2Assets under administration Largest Among Bank-Managed Trust Companies1 17TH $61 BILL ION Total Client Assets2 MILL ION $611 Managed Brokerage Assets $50.0 $56.7 $61.2 2017 $48.7 2016 2018 $43.1 2019 2020 Total Client Assets2 $ in billions $25.4 $30.0 $30.3 $34.4 $38.2 2018 20192016 2017 2020 Assets Under Management $ in billions 39Period end balances, information as of December 31, 2020 BI LL ION $38 Assets Under Management Key Growth Initiatives • Implement new Private Banking Lending Program • Accelerate growth of Mass Affluent households • Implement enhanced sales process with new Client Relationship Management system • Expand the CTC brand • Enhance the digital client experience • Invest in team training and onboarding resources

Commercial Revenue $ in millions COMMERCIAL BANKING $9.6 $10.9 2018 2019 2020 $9.1 Commercial Loans $ in billions $8.1 $11.3 2018 2019 $8.0 2020 Commercial Deposits $ in billions $547 $609 20202018 2019 $548 40Commercial segment as of December 31, 2020 Financing solutions – options for all sizes and types of businesses B I L L ION $10.9 Commercial Loans B I L L ION $11.3 Commercial Deposits Commercial Revenue MI L L ION $609 • Equipment Financing • International Financing • Employee Stock & Ownership Financing • Tax-exempt Financing • Government Lending Programs • Interest Rate Swaps • Floor Plan Lending • Working Capital Lines of Credit • Term Financing • Construction & Real Estate Loans Revenue growth opportunities

Team Overview for Expansion Markets # of team members per market (includes open positions) COMMERCIAL BANKING – EXPANSION MARKETS OFFER GROWTH OPPORTUNITIES Period end balances as of December 31, 2020 $2,316 $1,619 2015 201920172016 2018 $1,913 $1,338 $2,200 2020 $2,466 Oklahoma Nashville Cincinnati & Indianapolis Texas Grand RapidsDenver Des Moines Expansion Market Loan Growth $ in millions 41 Expansion Market Loan Growth 110% since 2015 Fee Income Growth 106% since 2015 • Cincinnati • Dallas • Denver • Des Moines • Grand Rapids • Houston • Indianapolis • Nashville • Oklahoma City • Tulsa Expansion Markets 2020 Oklahoma 48 Texas 19 Denver 42 Cincinnati/ Indianapolis 12 Nashville 4 Des Moines 3 Grand Rapids 2

INDUSTRY-LEADING COMMERCIAL PAYMENTS CAPABILITIES Information as of December 31, 2020 42 Payments Revenue Commercial Card Volume Merchant Volume Treasury Management Revenue Innovative payments solutions to manage payables and receivables to streamline cash flow Tailored return on investment-based solutions enables healthcare providers to enhance the patient experience, improve cash flow, and leverage new opportunities in everyday processes. With the help of our insurance advisory council, Claims Payments was built for the industry with the input of insurance experts. We help insurance companies provide faster payments to their customers. Key Verticals Claims Payments $174 MILLION $52.3 MILLION $8.5 BILLION $6.1 BILLION

1Includes fleet cards Source: Nilson Reports (Debit: April 2020; Consumer Card: February 2020; Prepaid: September 2020; Merchant: March 2020; Purchasing: May 2020; Commercial Card: May 2020), based on the top 50 U.S. banks ranked by total assets as of 12/31/2019, S&P Global Market Intelligence CARD PRODUCTS – A LEADER AMONG TOP 50 U.S. BANKS A full suite of innovative card and payment product offerings • Health Services Financing • Claims Payments • Multi Account Chip • Co-Brand • Prepaid Expense • Credit Card Installment opportunity during purchase • Contactless Visa® Debit Card Early adopter Consistently ranked among the top issuers in the Nilson Report #12 Commercial Card Issuer #7 Purchasing1 Card Issuer #9 Bank Acquirer #12 Consumer Card #20 Debit Card #11 Prepaid Card 43 Commercial Consumer

COMMERCE BANK MAINTAINS SOLID PERFORMANCE OVER TIME Sources: S&P Global Market Intelligence and company reports and filings as of 12/31/2020 Peer Banks include ASB, BOKF, BXS, CFR, FCNC.A, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, UBSI, UMBF, UMPQ, VLY, WBS, WTFC Large Banks include: JPM, BAC, C, WFC, USB, PNC, FITH, RF ROAA 10-yr average CBSH: 1.31% Peers: 0.97% ROACE 10-yr average CBSH: 12.4% Peers: 8.2% 44 0.0% 0.5% 1.0% 1.5% 2.0% 2012 201820162011 2013 20172014 2015 2019 2020 Commerce Peer Median Large Bank Median Return on Average Assets 0.0% 5.0% 10.0% 15.0% 20.0% 20172011 2012 2013 2014 201820162015 2019 2020 Large Bank MedianCommerce Peer Median Return on Average Common Equity

Dividends per share *Including 2012 special dividend = $1.56 All data has been restated for 5% stock dividend distributed in December 2020 Net Income represents Net Income Available to Common Shareholders Source: Corporate Finance LONG-TERM VIEW: NET INCOME AND EARNINGS PER SHARE N et In co m e $ 0 0 0 s $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $400 $50 $300 $100 $150 $200 $350 $250 $450 2020201620132011 2012 2014 2015 2017 2018 2019 Earnings Per Share Net Income 2020 MARKED THE 52ND CONSECUTIVE YEAR OF DIVIDEND GROWTH EPS REMAINS STRONG Ea rn in g s p er S ha re ( EP S) 45 $0.94$0.57 $0.59* $0.61 $0.64 $0.67 $0.71 $0.74 $0.81 $1.03

Source: Bloomberg; data as of 12/31/2020 Total Shareholder Returns Indexed, 12/31/2005 = $100 Consistent, positive returns to shareholders Significant outperformance relative to banks over long period -20% -10% 0% 10% 20% 3 Year1 Year 15 Year10 Year5 Year S&P 500 CBSH NASDAQ Bank KBW Bank Annualized Comparison Total Shareholder Returns Percent STEADY SHAREHOLDER RETURNS as of December 31, 2020 0 50 100 150 200 250 300 350 400 450 2006 201820162008 2010 202020142012 46 CBSH S&P NASDAQ BANK KBW BANK 3.5% 12.7% 16.5% 13.0% 9.1% 18.3% 14.2% 15.2% 13.9% 9.9% -7.5% -1.2% 7.0% 9.2% 3.4% -10.3% 0.2% 8.9% 9.0% 2.2% KBW BANK COMMERCE S&P 500 NASDAQ BANK

NON-GAAP RECONCILIATIONS 47 For The Three Months Ended (DOLLARS IN THOUSANDS) Dec. 31, 2020 Sept. 30, 2020 Dec. 31, 2019 A Net Interest Income $ 209,763 $ 215,962 $ 202,659 B Non-Interest Income $ 135,117 $ 129,572 $ 143,461 C Non-Interest Expense $ 196,310 $ 190,858 $ 195,174 Pre-Provision Net Revenue (A+B-C) $ 148,570 $ 154,676 $ 150,946 Pre-tax, Pre-provision Net Revenue

Contact Information: Matthew Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/

Embracing a Growth Mindset